                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      OCTOBER 6, 2006
                                                      --------------------------

                               CEPTOR CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             001-32496                                  11-2897392
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      (Commission File Number)               (IRS Employer Identification No.)

  200 INTERNATIONAL CIRCLE, SUITE 5100
         HUNT VALLEY, MARYLAND                                     21030-1350
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (410) 527-9998
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On October 6, 2006, CepTor Corporation (the "Company") issued a press release disclosing a certain communication it received from the United States
Food and Drug Administration regarding its Investigational New Drug Application submitted for Myodur, the Company's proposed product for the treatment of
Duchene muscular dystrophy.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CEPTOR CORPORATION

Date: October 6, 2006
                                        By: /s/ William H. Pursley
                                            ------------------------------------
                                            William H. Pursley
                                            Chairman and Chief Executive Officer